UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                              (AMENDING ITEM 2.02)

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 9, 2004


                              CARDIAC SCIENCE, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-19567                   33-0465681
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)


1900 Main Street, Suite 700, Irvine, California                     92614
  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (949) 797-3800

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      This Amendment on Form 8-K/A is furnished in order to amend certain information set forth in the Condensed Consolidated Balance Sheets included with the press release attached as Exhibit 99.1 to the Form 8-K furnished by Cardiac Science, Inc. (the "Company") to the Securities and Exchange Commission (the "Commission") on October 27, 2004.

      On May 29, 2002, the Company entered into a Senior Note and Warrant Purchase Agreement (as amended from time to time "the Agreement") with certain institutional investors (the "Note Holders") pursuant to which the Note Holders loaned the Company $50,000,000. The Senior Notes (the "Senior Notes") issued pursuant to the Agreement are due and payable in cash on May 30, 2007, unless accelerated pursuant to the terms of the Agreement.

      In November 2004, the Company obtained a waiver from the Note Holders for non-compliance with a financial covenant set forth in the Agreement for the quarter ended September 30, 2004. In addition, based on the Company's expected results for the quarter and year ending December 31, 2004, the Company anticipates that it may be in non-compliance with certain financial covenants for such periods. Therefore, in accordance with Emerging Issues Task Force 86-30, the Company has reclassified the Senior Notes as current liabilities as of September 30, 2004.

      The Company has entered into negotiations with the Note Holders to secure a waiver of any non-compliance for the quarter and year ending December 31, 2004, as well as to restructure the financial covenants and certain other terms for 2005. The Company's management believes that it will be successful in its negotiations, however, there can be no assurance that an agreement will be reached.

      The Condensed Consolidated Balance Sheets furnished as Exhibit 99.1 hereto and incorporated herein by reference identify the Senior Notes as current liabilities. The same Condensed Consolidated Balance Sheets were included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, filed with the Commission on November 9, 2004.

      The information in this Amendment on Form 8-K/A, including Exhibit 99.1, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (C)   EXHIBITS.

            EXHIBIT NUMBER                 DESCRIPTION
                99.1            Condensed Consolidated Balance Sheets

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CARDIAC SCIENCE, INC.


November 10, 2004                                   /s/ Roderick de Greef
                                                    ----------------------------
                                                    Roderick de Greef
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX


            EXHIBIT NUMBER                 DESCRIPTION
                99.1            Condensed Consolidated Balance Sheets